March 24, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Fund America Investors Corporation II Mortgage Pass-Through Certificates, Series 1996-A; File No. 33-73748

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Fund America Investors Corporation II is a Current Report on Form 8-K to report the acquisition by the Registrant of certain conventional first lien mortgage loans (the "Adjustable Rate Mortgage Loans") and second lien mortgage loans (the "Fixed Rate Mortgage Loan" and, together with the Adjustable Rate Mortgage Loans, the "Mortgage Loans").
          The Mortgage Loans were pooled to form a mortgage pass-through certificate (the "Certificate") pursuant to the terms of a Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing") among the Registrant, as seller, ICI Funding Corporation , a California corporation, as master servicer, and Bankers Trust Company of California, N.A. as trustee (the "Pooling Trustee"). The Registrant then conveyed all of its right, title and interest in the Certificate to Fund America Investors V (the "Issuer") pursuant to the terms of a Deposit Trust Agreement dated as of April 25, 1995 (the "Deposit Trust Agreement") between the Issuer and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Issuer then pledged all of its right, title and interest in the Certificate to Bankers Trust Company of California, N.A. as trustee (the "Indenture Trustee") as collateral for the bonds which were issued pursuant to an Indenture dated as of April 1, 1996 (the "Indenture") between the Issuer and the Indenture Trustee.

          The Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 33-73748). As a result, the Registrant is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Fund America Investors Corporation II Mortgage Pass-Through Certificates, Series 1996-A.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 26, 1997


                        FUND AMERICA INVESTORS CORPORATION II
          (as Seller under the Pooling and Servicing Agreement, dated as of April 1, 1996, which forms Fund America Investors Corporation II Mortgage Pass-Through Certificates, Series 1996-A).


                        FUND AMERICA INVESTORS CORPORATION II
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              33-73748                                  84-1218906
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


              6400 S. FIDDLER'S GREEN CIRCLE
              SUITE 1200B
              ENGLEWOOD, COLORADO
              200 VESEY STREET                          80111
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (303) 290-2065


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1997.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1996.


          Date:  March 24, 1998              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 1997.                                    3


          FUND AMERICA INVESTORS TRUST V SERIES 1996A BONDS

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                      PRIOR
                      ORIGINAL        PRINCIPAL
          CLASS       FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1         296,300,000.00  156,484,088.10  815,021.29  4,606,233.66

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          5,421,254.95    0.00            0.00            151,877,854.44

          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          296,300,000.00  156,484,088.10  815,021.29     4,606,233.66

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          5,421,254.958   0.00            0.00           151,877,854.44

          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          A-1     FA96A1001  528.127196   2.750662   15.545844   18.296507

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          512.581351         6.250000%             N/A


          SELLER:  Fund America Investors Trust V  ADMINISTRATOR:  David Arnold
          SERVICER:  ICI Funding Corporation         Bankers Trust Company
          LEAD UNDERWRITER:   Salomon Brothers Inc.  3 Park Plaza
          RECORD DATE:        November 28, 1997      Irvine, CA 92714
          DISTRIBUTION DATE:  December 26, 1997
          FACTOR INFORMATION: (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company